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                                                                   EXHIBIT 23.1



                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Financial and Operating Data" and "Experts" and to the use of our report dated January 31, 1997 (except for note 7 as to which the date is February 25, 1997) in the Registration Statement on Form S-1 and related Prospectus of Concepts Direct, Inc. dated April 30, 1997.



                                        /s/ ERNST & YOUNG LLP

Denver, Colorado
April 30, 1997